SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                         Date of Report
                        February 8, 1996


              INDUSTRIAL SERVICES OF AMERICA, INC.
     (Exact name of registrant as specified in its charter)


                             FLORIDA
         (State or other jurisdiction of incorporation)


        2-31610                            59-0712746
(Commission File Number)        (IRS Employer Identification No.)


            7100 Grade Lane
            P.O. Box 32428
            Louisville, KY                               40232
(Address of principal executive offices)               (Zip Code)


                         (502) 368-1661
      (Registrant's telephone number, including area code)

Item 5.   OTHER EVENTS
           ------------

     On February 8, 1996, the Registrant filed an application with the NASDAQ Stock Market for inclusion of the Registrant's securities on the NASDAQ SmallCap Market (the "SmallCap Market").

There can be no assurance that The National Association of Securities Dealers Automated Quotations Systems, Inc. will approve such application or that the Registrant will satisfy all the requirements for the listing of its securities on the SmallCap Market.

                           SIGNATURES


Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Date:  February 21, 1996
                              ------------------------------

                         INDUSTRIAL SERVICES OF AMERICA, INC.


                         /s/ Harry Kletter
                         ------------------------------------
                         Harry Kletter
                         President